Shiner International, Inc.

April 2011


立白
椰树
瑞士卷

Flexible Packaging Solutions Provider



Hainan Facilities


赛诺国际有限公司
SHINER INTERNATIONAL, INC.

Zhuhai Facilities


BURRITO
TORTILLA

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.



Investment Highlights

- **Thriving and Fast-growing Industry:** China's food industry surpassed RMB 4 trillion in 2010. As China's food and beverage production industry continues to thrive steadily, the use of packaging products will increase, creating a strong demand for Shiner's products.

- **Customized and Innovative Packaging Solutions**: Very few of our Chinese competitors have the strong R&D capabilities to provide solutions based upon each customer's specific needs and develop innovative packaging products that save costs with better performance such as longer shelf life and lighter materials.

- **"One-Stop" Service and Production:** Shiner has the most diverse product offering, from color printing to a variety of packaging solutions, so that customers can save time and costs by using its "one-stop" service.

- **Advantage over Imported Products:** The lead time for importing BOPP films into China could take as long as 3 months, and given higher import costs, need to warehouse, and delivery costs, there is little incentive for Shiner's customers to substitute imported BOPP films for domestic ones.

- **Well-known Customer Base:** Most of Shiner's customers are food industry leaders such as Shineway, Master Kong, Want Want, and Hsu Fu Chi that prove Shiner's respectable status in the food packaging industry.

- **Strong Top Line, Bottom Line, and Margin Growth:** Revenues grew at a 69% CAGR from 2009 to 2010; net income grew to USD 4 Million in 2010.



Equity Snapshot and Cap Structure

Ticker	BEST
Closing Price (4/4/10)	$1.08
Market Cap (4/4/10)	$30.2M
Shares Outstanding (4/4/10)	27.9M
Float (4/4/10)	12.6M
52-Week Range (12/31/10)	$0.85-$1.68
Revenue (12/31/10)	$58.2M
EPS (12/31/10)	$0.17
Cash (12/31/10)	$8.6M
Inside Ownership	52%
Fiscal Year End	31-December

Share Type	Number of Shares
Common Shares Outstanding	27,941,491
Warrants Outstanding	521,664
Options Outstanding	60,000 @ $1.25



Corporate History

1990 — Hainan Plastic Industry Co., Ltd., the predecessor of Shiner International, was founded and the first production line was introduced from Tokyo.

May 2003 — Shiner International incorporated in Haikou, Hainan Province

December 2006 — Zhuhai Huanuo Packaging Material Co. incorporated in Guangdong Provice

July 2007 — Cartan Holdings, Inc. acquired Shiner Group* and changed its name to Shiner International Inc.

2009 — Shiner Industrial acquired Shiny-day & Hainan Hi-Tech to achieve economies of scale.

September 2010 — Established Shanghai Juneng Functional Film Co. (A sales company in Shanghai)

*Shiner Industrial, Shiny-day, Hainan Hi-Tech and Zhuhai are collectively referred to as the "Shiner Group"



Company Overview

- One of the largest flexible packaging manufacturers in China and emerging leader globally, with over 50 customers in 20 countries
- Focused on value-added, specialty packaging using proprietary film structures
- Headquarters in Haikou, P.R.C.; facilities in Hainan and Zhuhai
- R&D center established in 1997; 16 patents obtained and 10 patents pending
- Net Sales $58 Million
- Disciplined Acquisition & Integration Strategy





China's Packaging Industry Growth

- CHINA'S PACKAGING INDUSTRY
  - **The world's second largest** packaging market
  - Market is worth over **USD 81 billion**
  - **China's 14th largest** industry, contributing about **2.5%** of the country's GDP
- GOVERNMENT SUPPORT
  - 2008 the Ministry of Finance established fund to support the packaging industry.
  - Increased oversight
    - Food Safety and environmental protection
    - Energy efficiency and renewable applications
- CHANGE IN CONSUMER HABITS
  - **Rising disposable incomes** fueling Westernization of consumer lifestyles
  - **Decline in traditional unpackaged foods** found in small independent stores and markets
  - **Increases in modern packaged food** in larger supermarkets
- CHINA'S FOOD & BEVERAGE INDUSTRY
  - **Growing numbers**
  - Creating enormous room for growth in the food packaging industry

Source: Euromonitor International



International Flexible Packaging Growth Drivers

- **WORLDWIDE DEMAND**
  - Converted flexible packaging demand **forecasted to grow** at 3.6% per year to over 19 million metric tons by 2013
  - **Environmentally friendly product image,** cost advantages compared to rigid containers

- **UNDEVELOPED PACKAGING MARKETS**
  - Population growth, urbanization and industrialization
  - Expanding international trade

- **EMERGING MARKETS INCREASING DEMAND**
  - **Rising consumer income** levels and expanding middle class
  - Processed foods, beverages, pharmaceuticals and personal care items supporting increases in converted flexible packaging demand.

- **DEVELOPMENTS IN FLEXIBLE PACKAGING FILMS**
  - Breathable properties, biodegradable films and high-barrier resins will support demand in new and existing markets, particularly in food and pharmaceutical industries.

Source: Euromonitor International



Product Categories



Food Safe Packaging

High barrier to vapor and oxygen, longer shelf life, transparent compared with metal packaging, single layer compared with multi-layer



- Annual Capacity: 15,000 metric tons
- Excellent moisture, oxygen barrier
- Outstanding flavor and aroma barrier
- Superior machinability and sealability
- Outstanding optical performance



Tobacco Packaging

Flexible thickness, flexible heat-sealable, good transparency and glossiness, scratch-resistant surface and waterproof



- Annual Capacity: 10,500 metric tons
- Excellent property of heat smoothness
- Low surface resistance and weak static
- Strong moisture-resistance



Anti-counterfeit Packaging

Clear anti-counterfeit effect, strictly controlled distribution channel, proprietary technology



- Annual Capacity: 2,500 metric tons
- Superior brand protections
- Customized holographic images
- Strong technical support

SHINER INTERNATIONAL, INC.



Leading Products


瑞士卷
雪饼

Applications:

- Commercial Packaging
- Food and Beverage
- Medical/Surgical
- Pharmaceutical
- Cosmetics
- Consumer Products

Benefits:

- Reduces waste
- Lower energy requirements
- Extended shelf life
- Easy storage
- Lower weight
- Environmentally friendly

SHINER INTERNATIONAL, INC.



Sales by Product Category

Advanced film 24.3%

- Anti-counterfeiting films

Flexible packaging 75.5%

- BOPP tobacco films
- Coated films
- Color printing products



The Company made certain reclassifications to its business segment information for the year ended December 31, 2010 in order to more closely align its financial reporting with its business structure.

Note: The percentages are as of December 31, 2010.

Geographical Sales



Middle East, 2.92%
Australia, 4.14%
North America, 2.96%
South America, 0.09%
Europe, 0.62%
Africa, 0.50%
Asia (outside China), 7.65%
China Mainland, 81.13 %

SHINER INTERNATIONAL, INC.



Innovative Technology



Superba film

- Superior barrier properties
- Reduces material volume
- Lower product cost
- Increased shelf life



BariCoated film

- Food Safe Packaging
- High barrier
- Reduces material volume
- Lower product cost
- Increased shelf life



UniSpecial

- Increased properties and special functions
- Provides anti-counterfeit and other important solutions to our customers



UniGard

- UniGard is the technical core of our packaging solutions. It provides the barrier property.
- From manufacturing through post-production processes, it will not harm the environment.



Proprietary Film Manufacturing Technology

- Specialty film using BOPP as a base film for coated, anti-counterfeit, and tobacco BOPP films.
- Specialization improves water vapor and gas barrier properties, visual quality and printability of films.
- Customized film based upon customers' needs



COATING FILM (single layer)
PVDC, AC, PVOH OR LTS
BASE FILM
BOPP, PET, and PA
COATING FILM (double layer)
PVDC, AC, PVOH OR LTS
FINISHED PACKAGING PRODUCTS



Basic BOPP Film
Value Added Patented Technical Manufacturing Process
Coated Film varieties
Anti-Counterfeit films
Tobacco films



Competitive Advantages

- **Price** - We have a lower operating cost basis than most of our international competitors due to economies of scale and the proprietary design of our own production lines.
- **Quality** - In the domestic Chinese market, our products generally exceed accepted industry standards, and in the international market, our products have been certified for use by both the FDA and the EEC.
- **Customer Service -** For each business line, we have an accomplished sales and after-sales service team that is trained to promptly respond to customers
- **One-Stop Service** - By providing film making, packaging, and printing services, we are able to save customers both lead-time and costs.
- **Intellectual Property** - We have 16 patents, 10 patent applications pending and two trademarks issued by the Chinese Government .
- **Research & Development** - Our research and development team includes over 21 engineers focused on creating unique patented technologies and proprietary processes.



Manufacturing Facilities

- 2009: Zhuhai manufacturing facility began operations
- 2009: Began construction in Hainan on new manufacturing facility
- 10,000-ton tobacco film production line will be set up, and will become operational in mid-2011
- 2011: The Company plans to set up a new manufacturing facility in the Yangtze River Delta Region.





Sales & Distribution

- Experienced, knowledgeable and customer-oriented marketing team
- 30 employees in our marketing group, 10 of whom have worked in the industry for ten years or more and are familiar with buyers' changing needs and concerns
- **New sales offices opened in Shanghai**
  - Shanghai sales office focuses on the domestic food safety packaging market and targets China's leading food processors
- In 2011, we plan to open at least 6 sales offices in China and 8 sales offices overseas, in North America, Europe and Australia


Domestic Sales Network
Beijing
Zhengzhou
Shanghai
Chengdu
Ningbo
Quzhou
Zhuhai
Hong Kong


Global Sales Network
Canada
Chicago
California
England
Israel
China
Hong Kong
Saigon
Australia

Projected for 2011



Top Customers are Industry Leaders

Henan Shineway Industry Group Co.
The largest meat processing company in China with US$ 6 billion in sales.

Tingyi Holdings
The leading producer of instant noodles, beverages and baked goods with US$ 6 billion in sales. 54% market share of the instant noodle market in China.

Want Want China Holdings Limited
One of the largest food companies in China, with US$ 2 billion in sales.

Hsu Fu Chi International Ltd.
One of the largest confectionery producers in China with US$ 600 million in sales. Its leading product is Sachima, a popular snack in Chin

Dali Group
The leading snack producer in China wit US$ 1.9 billion in sales.

China Tobacco Hunan Industrial Corporation
One of the largest cigarette companies in China with US$ 3.4 billion in sales.

Hongta Tobacco Group Co., Ltd.
Largest cigarette company in China with US$ 8.2 billion in sales.

Baisah Group
One of the largest cigarette companies in China with US$ 5.8 billion in sales.

China Tobacco Hubei Industrial Corporation
The most prestigious brand of cigarette in China.

Sony Music Entertainment
The largest music group in the world and the most supportive to the anti-piracy war in China.



Case Study - Shineway



Shineway is the largest meat processing company in China **with sales of 6 Billion USD** in 2009. Shineway's high-temperature meat products accounted for **sales of 1.4 Billion USD** in 2009.

Existing Packaging Problems: Current material used for processed sausage is PET (polyethylene terephthalate), which is in **high demand** in the market. The price of PET has been increasing because of oil and market demands. PET does not provide optimal moisture and oxygen barrier protection.

Shiner performed a detailed analysis of Shineway's manufacturing process and its product needs and developed solutions with the following benefits:

<u>Shiner's Solution A: SOH666/CPP25</u>

- Super High Oxygen/Vapor barrier
- Single Layer VS. Multi Layer, so less material is used in each bag
- The raw material is not as sensitive to market cycles and is in less demand as a raw material

Estimated Cost Saving: 6.0%

<u>Shiner's Solution B: SOP92/CPP25</u>

- High Oxygen/Vapor barrier
- Single Layer VS. Multi Layer, so less material is used in each bag
- The raw material is in ample supply with stable pricing

Estimated Cost Saving: 25.0%

Potential increase in sales to Shineway from 150 Metric Tons in 2010 to over 2,000 Metric Tons in 2011

Key Financials - I

Key Financials[1]					
For the Fiscal Period Ending	12 months Dec-31-2006A	12 months Dec-31-2007A	12 months Dec-31-2008A	12 months Dec-31-2009A	LTM 12 months Dec-31-2010A
Currency[2]	*USD*	*USD*	*USD*	*USD*	*USD*
Total Revenue	34	42.8	51.6	34.5	58.2
Growth Over Prior Year	*21.9%*	*26.0%*	*20.7%*	*(33.1%)*	*68.5%*
Gross Profit	6.6	8.5	9.6	4.6	9.8
Margin %	*19.5%*	*20.0%*	*18.5%*	*13.3%*	*16.9%*
EBITDA	4.3	5.8	6.5	1.5	6.4
Margin %	*12.8%*	*13.6%*	*12.5%*	*4.2%*	*11.0%*
EBIT	3.8	5.2	5.1	(0.2)	5.2
Margin %	*11.3%*	*12.1%*	*10.0%*	*(0.6%)*	*8.9%*
Earnings from Cont. Ops.	3.6	4.5	4.9	(0.1)	4.2
Margin %	*10.5*	*10.6%*	*9.5%*	*(0.3%)*	*7.2%*
Diluted EPS	0.22	0.24	0.198	(0.004)	0.17
Growth Over Prior Year	*16.9%*	*9.1%*	*(17.5%)*	*NM*	*4350.0%*

[1]All results are taken from the most recently filed statement for each period

[2]All amounts in millions except EPS

Source: Capital IQ

SHINER INTERNATIONAL, INC.

Key Financials - II


1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
30%
25%
20%
15%
10%
5%
0%
-5%
0.97
0.74
10.62%
1.23
0.79
9.46%
1.24
0.74
-0.29%
1.40
0.69
7.13%
2007
2008
2009
2010
BVPS
Equity Ratio
Net Margin

SHINER INTERNATIONAL, INC.

Key Financials - III




Revenues (US$ million)
70
60
50
40
30
20
10
0
34.0
42.8
51.6
34.5
58.2
2006
2007
2008
2009
2010


Gross Profit (US$ million)
12
10
8
6
4
2
0
6.6
8.5
9.4
4.6
9.8
2006
2007
2008
2009
2010


Net Income (US$ million)
6
5
4
3
2
1
0
3.6
4.5
4.9
-0.1
4.2
2006
2007
2008
2009
2010


EPS
0
0
0
0
0
0
0
0.22
0.24
0.20
0.00
0.17
2006
2007
2008
2009
2010

- Over 68% year-over-year revenue growth in 2010
- Improving profit margins year-over-year

SHINER INTERNATIONAL, INC.



Balance Sheet

Balance Sheet			
Balance Sheet as of	Dec-31-2008	Dec-31-2009	Dec-31-2010
Currency	*USD*	*USD*	*USD*
ASSETS			
Cash And Equivalents	3.816	3.060	8.622
Total Cash & ST Investments	**3.816**	**3.060**	8.622
Accounts Receivable	7.595	6.406	10.005
Other Receivables			
Notes Receivable	0.044	0.088	0.026
Total Receivables	**7.638**	**6.494**	**10.031**
Inventory	7.079	8.321	7.356
Prepaid Exp.	1.284	0.3	0.610
Restricted Cash	0.684	0.733	0
Other Current Assets	3.678	3.192	3.462
Total Current Assets	**24.18**	**22.1**	30.08
Cross Property, Plant & Equipment	15.021	21.359	23.645
Accumulated Depreciation	(2.58)	(2.61)	(4.25)
Net Property, Plant & Equipment	**12.445**	**18.756**	19.4
Other Intangibles	0.356	0.349	1.062
Other Long-Term Assets	1.532		
Total Assets	38.513	41.496	55.918

	Dec-31-2008	Dec-31-2009	Dec-31-2010
	USD	*USD*	*USD*
LIABILITIES			
Accounts Payable	3.799	2.668	5.350
Accrued Exp.	0.04	0.139	0.142
Short-term Borrowings	3.884	3.227	6.827
Unearned Revenue, Current	0.162	0.235	0.296
Other Current Liabilities	0.209	4.488	4.655
Total Current Liabilities	8.093	10.756	17.269
Minority Interest			
Other Non-Current Liabilities			
Total Liabilities	8.093	10.756	17.269
Common Stock	0.025	0.025	0.028
Additional Paid In Capital	11.214	11.390	14.321
Retained Earnings	16.203	16.103	17.354
Treasury Stock		(0.058)	(0.058)
Comprehensive Inc. and Other	2.978	2.981	4.061
Total Common Equity	30.42	30.44	38.61
Total Equity	30.42	30.44	38.65
Total Liabilities and Equity	38.513	41.196	55.918

Source: Capital IQ

SHINER INTERNATIONAL, INC.

Growth Strategy

Growth Strategy

Technology & Innovation

- Focus on material science
- Strong R&D Capabilities
- Patented materials
- Proprietary processes

Customer Focus

- World class customers
- Diversified geographically
- Long established relationships
- Custom tailored packaging solutions

Manufacturing Excellence

- Focused factory strategy
- World class manufacturing
- New plant with modern state of the art equipment

Acquisitions

- Complementary products and geographies
- Drive revenue growth and profitability through economies of scale
- Attractive valuations

Enhancing Shareholder Value



Top Management Team

Mr. Qingtao Xing, CEO & President

Mr. Xing became President of Shiner in 2008, prior to serving as Shiner's vice president for strategic initiatives. From 2007 to 2008, Mr. Xing worked as a project development associate for LaSalle Investment Management. Mr. Xing received his master of professional studies degree from Cornell University in 2007 and holds a bachelor's degree from Tongji University.

Ms. Xuezhu Xu, CFO

Ms. Xu served as Chief Financial Officer of Shiner International, Inc. from July 24, 2007 to February 2010 and also served as its Chief Accounting Officer. Ms. Xu served as Chief Financial Officer of Sino Palace from January 2004 to July 2007. She served at Hisense as Chief Financial Officer from 1996 to December 2003. Ms. Xu graduated from Hainan Supply and Marketing School in 1981 with a bachelor's degree in accounting. She received an Advanced certificate of MBA studies from Renmin University in 2004.

Mr. Jian Fu, Executive V.P. Manufacturing

Joined Shiner's processor company Hainan Modern Technology Croup in 1985 as a General Manager. Appointed Vice – Chairman from 1998 to 2003. He was CEO of Sino Place Holding from 2004 to 2007 and the CEO of Shiner from 2007 to 2010. Mr. Fu received his undergraduate degree from South China Institute of Technology and has an advanced certificate of MBA studies from Renmin University.

Mr. Mingbiao Li, COO

He served as vice president of technology in 2007. Prior to that, Mr. Li served as general manager of our subsidiary, Hainan Shiner Industrial Co., Ltd., between 2003 and 2005, and as its Chairman from 2004 to 2007. He was general manager of Hainan Shiny-day Color Printing Packaging from 2003 to 2004. Mr. Li graduated from Tsinghua University in 1987 with a bachelor's degree in automotive engineering and a master's in transport engineering from Beijing University in 1991.



Awards & Certificates

Date	Award/Certificate	Issuing Authority
November 2003 [1]	ISO 9001:2000 Certificate	China Certification Center for Quality Mark
September 2007	Key High-Tech Enterprise of the National Torch Program	Ministry of Science and Technology
January 2010	Awarded as one of the Top Ten Leading Enterprises in China food packaging industry	CNTV.COM, the website for China Network Television
December 2010	Designated as "Advanced Local Association of Chinese Plastic Industry"	China Packaging Federation
December 2010	2010 China Packaging Brand Excellence Award	China Packaging Federation

[1] ISO 9001 certification has become an international reference for quality management requirements in business-to-business dealings. This certification enables us to compete in many more markets around the world and provides our customers with assurances about our quality, safety and reliability.



Investment Highlights

- **Thriving and Fast-growing Industry:** China's food industry surpassed RMB 4 trillion in 2010. As China's food and beverage production industry continues to thrive steadily, the use of packaging products will increase, creating a strong demand for Shiner's products.

- **Customized and Innovative Packaging Solutions:** Very few of our Chinese competitors have the strong R&D capabilities to provide solutions based upon each customer's specific needs and develop innovative packaging products that save costs with better performance such as longer shelf life and lighter materials.

- **"One-Stop" Service and Production:** Shiner has the most diverse product offering, from color printing to a variety of packaging solutions, so that customers can save time and costs by using its "one-stop" service.

- **Advantage over Imported Products:** The lead time for importing BOPP films into China could take as long as 3 months, and given higher import costs, need to warehouse, and delivery costs, there is little incentive for Shiner's customers to substitute imported BOPP films for domestic ones.

- **Well-known Customer Base:** Most of Shiner's customers are food industry leaders such as Shineway, Master Kong, Want Want, and Hsu Fu Chi that prove Shiner's respectable status in the food packaging industry.

- **Strong Top Line, Bottom Line, and Margin Growth:** Revenues grew at a 69% CAGR from 2009 to 2010; net income grew to USD 4 Million in 2010.



Contact Information

Company Contact:

Dave Gentry, U.S.
RedChip Companies, Inc.
Tel: +1-800-733-2447, Ext. 104

Tiger Tong, China
RedChip Beijing Representative Office
Tel: +86-381-083-5002

Joanna Liu, China
Investor Relations Department of Shiner
Tel: +86 898-6858-4999

Auditor:
Goldman Parks Kurland Mohidin LLP

Legal Counsel:
Steven & Lee PC